99.2     Employment Agreement- David Atkinson


                              EMPLOYMENT AGREEMENT
                              --------------------

   THIS AGREEMENT IS ENTERED INTO, DATED AND MADE FULLY EFFECTIVE AS OF  MAY 1,
                                      2006,
                                 BY AND BETWEEN:

 BATTLE MOUNTAIN GOLD EXPLORATION CORP., A COMPANY DULY INCORPORATED UNDER THE
 --------------------------------------
 LAWS OF NEVADA HAVING ITS PRINCIPAL OFFICES AT ONE EAST LIBERTY STREET, SIXTH
                  FLOOR, SUITE 9, RENO, NEVADA, U.S.A., 89504
                       (HEREINAFTER CALLED THE "COMPANY")
                                                               OF THE FIRST PART
                                      AND:
              DAVID ATKINSON, OF 701-5750 LARCH STREET, VANCOUVER,
              --------------
                           BRITISH COLUMBIA, V6M 4E2
                      (HEREINAFTER CALLED THE "EMPLOYEE")
                                                              OF THE SECOND PART
WITNESSETH THAT WHEREAS:

A. The Company carries on the business as a mining and mining royalty company;

B     The  Company wishes to employ the Employee as Chief Financial Officer and,
                                                    -----------------------
in the judgement of the Board of Directors of the Company (the "Board"), it is of material benefit to the Company to document the terms of employment of the Employee; and

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      C. IT IS ALSO OF MATERIAL BENEFIT TO THE COMPANY AND THE EMPLOYEE TO
  EXPRESSLY SET OUT THE EMPLOYEE'S RIGHTS AND THE COMPANY'S OBLIGATIONS IN THE EVENT OF A CHANGE OF CONTROL (AS DEFINED BELOW) OF THE COMPANY SO THAT, IN THE
EVENT OF A CHANGE OF CONTROL OF THE COMPANY, THE EMPLOYEE WILL BE ENCOURAGED TO
    REMAIN IN THE COMPANY'S EMPLOY UNTIL SUCH CHANGE OF CONTROL IS COMPLETED OR
                                   TERMINATED.
NOW THEREFORE IN CONSIDERATION OF THE PREMISES AND MUTUAL COVENANTS HEREIN, AND
 OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED BY BOTH PARTIES, THE PARTIES HEREBY COVENANT AND AGREE WITH
                             EACH OTHER AS FOLLOWS:

1.      EMPLOYMENT

1.1     POSITION  AND  TERM.  The  Company agrees to employ the Employee and the
        -------------------
Employee agrees to serve the Company and perform the function of Chief Financial Officer ("CFO") of the Company in addition to any other office with the Company or its affiliates as the Employee may accept from time to time. The term of this Agreement and the Employee's employment is three years, unless terminated by either party as provided herein.

1.2     START DATE.  The Employee shall commence employment under this Agreement
        ----------
on  May  1,  2006.

1.3     REPORTING  AND  OTHER  ACTIVITIES.  The  Employee shall report to and be
        ---------------------------------
directly responsible to the CEO and the Board. The Employee shall perform the duties normally performed by a Chief Financial Officer and such other duties commensurate with the position of the CFO as from time to time are assigned or communicated to the Employee by the Board.

1.4     OUTSIDE  EMPLOYMENT  AND  DIRECTORSHIPS.  During his employment with the
        ---------------------------------------
Company, the Employee shall work full-time for the Company and not engage in any other employment or self-employment without the prior written consent of the Board. The Company specifically agrees that during his employment with the Company the Employee is entitled to hold directorships and investments in other companies or other entities, including mining businesses, so long as such activities do not create a conflict of interest with the Employee's duties to the Company or interfere with the performance of the Employee's duties and loyalty to the Company.

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1.5     OTHER  OFFICES.  The Employee agrees and consents to serve as a director
        --------------
and/or an officer of related or affiliated companies of the Company if so requested by the Board and such consents shall remain valid as long as the Employee remains employed by the Company. All such directorships or offices shall be without additional compensation unless otherwise agreed in writing. Upon written request of the Company, the Employee shall forthwith, in writing, resign from such directorships and offices upon termination of employment hereunder.

1.6     PLACE  OF RESIDENCE AND WORK.  The Company acknowledges and accepts that
        ----------------------------
the Employee shall reside in Vancouver, British Columbia and shall travel to the Company's offices and elsewhere as the Employee deems necessary to carry out his duties under this Agreement, provided that the Employee shall not be required to work outside of Vancouver for a total of more than six weeks in any 52-week period, except with the consent of the Employee. The Company shall provide a Vancouver office to the Employee.

2.      COMPENSATION

2.1     SALARY.  The  Company  shall  pay  the  Employee an annual salary in the
        ------
amount specified on Schedule "A" (the "Annual Salary"), payable by equal semi-monthly instalments.

2.2     REVIEW.  The  parties  acknowledge  and  agree  that  the  Board  or the
        ------
appropriate committee thereof shall review the Annual Salary on an annual basis and shall award any increase it determines is reasonable in the sole discretion of the Company, which may take into account, but shall not be limited to, market rates of compensation for executives of comparable companies, the Employee's performance and the financial and operational success of the Company in the preceding twelve (12) months. The Annual Salary may only be reduced by mutual agreement in writing signed by the Employee.

2.3     BENEFITS.  The Employee shall be entitled to participate in all employee
        --------
benefit programs offered to the Company's senior officers from time to time (the

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"Benefits"),  which  shall,  at a minimum, include those set out in Schedule "A"
hereto.

2.4     ANNUAL  PERFORMANCE  BONUS.  The Company shall within 90 days of the end
        --------------------------
of each fiscal year, determine and pay to the Employee the annual bonus (the "Annual Bonus"), if any, based on the milestone set forth on Schedule "B" of this Agreement.

2.5     ADDITIONAL OPTIONS.  If the Company grants stock options to its officers
        ------------------
and directors or to the officers and directors of any of its subsidiaries, the Company shall grant the Employee a portion of such stock options on such terms as shall be established in the sole discretion of the board of directors of the Company.

2.6     RESTRICTED  STOCK  AWARD.  The Company shall reserve for issuance to the
        ------------------------
Employee a total of 750,000 restricted shares in the capital of the Company (the "Restricted Stock Award") granted pursuant to the Company's non-qualified stock option plan. The Company shall issue the 750,000 restricted shares over the term of the employment agreement, with one third on the first anniversary of the employment agreement (May 1, 2007), one third on the second anniversary (May 1, 2008), and one third on the third anniversary (May 1, 2009). Except as otherwise provided herein, in the event the Employee is not employed by the Company on the issuance dates, no shares shall be issued to the Employee. For clarity, the Restricted Stock Award is an all-or-none issuance, based on continued employment.

2.7     VACATION.  The Employee shall be entitled to vacation with Annual Salary
        --------
each calendar year, at such time or times as the Employee shall determine taking into account the Company's business needs, for the number of weeks specified in Schedule "A".

2.8     EXPENSES.  The  Company  shall reimburse the Employee for all reasonable
        --------
out-of-pocket expenses actually, necessarily and properly incurred by the Employee in the discharge of his duties for the Company. The Employee acknowledges and agrees that such reimbursements shall be due only after the Employee has rendered an itemized written expense account, together with receipts where applicable, showing all monies actually expended on behalf of the Company and such other information as may reasonably be required and requested by the Company. The Company agrees to provide the Employee with an office, secretarial services, all communication services, both at the office and at the Employee's residences, business class travel, club dues, entertainment and other expenses befitting of the position.

2.9     PROFESSIONAL DUES.  The Company shall pay on behalf of the Employee such
        -----------------
professional or industry organization dues as the Employee may request which are reasonably related to the Employee's duties.

3.      ADDITIONAL  OBLIGATIONS  OF  THE  EMPLOYEE

3.1     NON-COMPETITION DURING EMPLOYMENT.  Without the prior written consent of
        ---------------------------------
the Company, the Employee shall not, during the term of this Agreement, directly or indirectly, engage in any business which is competitive with that of the Company or its subsidiaries.

3.2     CONFIDENTIALITY.  The Employee shall not, at any time, or in any manner,
        ---------------
during the continuance of his employment or thereafter, divulge, directly or indirectly, any of the confidential information or secrets of the Company, including, without limitation, information about any mineral property in which the Company holds any rights or is considering acquiring rights (collectively, the "Confidential Information"), to any person or persons, without the previous consent in writing of the Board, except as reasonably necessary to carry out the Employee's duties. During the continuation of his employment or thereafter, the Employee shall not use or attempt to use any Confidential Information which the Employee may acquire in the course of his employment for his own benefit or that of any other person, directly or indirectly.

4.      TERMINATION

4.1     RESIGNATION.  Subject  to  section  4.2, the Employee may terminate this
        -----------
Agreement and resign his employment by giving the Company one (1) month's written notice, in which event the Employee shall not be entitled to any severance payment, but shall be entitled to receive his Annual Salary and vacation pay to the date of termination of employment and reimbursement for any expenses incurred prior thereto.

4.2     TERMINATION  WITHOUT  CAUSE AND RESIGNATION FOR GOOD CAUSE.  The Company
        ----------------------------------------------------------
may terminate the employment of the Employee without cause at any time by providing advance written notice stating the last day of employment (the "Termination Date") and the Employee may resign on two (2) weeks' written notice (the end of such notice also being the "Termination Date") for "Good Cause" (as defined below), in which events the Company shall be obligated to provide the Employee with the compensation set out below (the "Termination Compensation"). The cash portions of the Termination Compensation shall be payable on the fifth business day following the Termination Date. The Termination Compensation shall consist of the following:

     (a) Annual Salary and vacation pay earned to the Termination Date and reimbursement for any expenses incurred prior thereto;

     (b) a lump sum amount equal to three times the Employee's Annual Salary at the Termination Date;

     (c) a lump sum amount equal to three times the Employee's average Annual Bonus for the two preceding years, provided that if the Employee has not completed two bonus years, an amount equal to 50% of the Employee's Annual Salary shall be the deemed Annual Bonus amount for all missing bonus years for the purpose of this calculation;

     (d) Notwithstanding the provisions of any other plan or agreement, all of the Employee's options and Restricted Stock Awards not yet vested or issued shall vest or be issued effective on the Termination Date and shall remain in full force and effect in accordance with the original terms thereof. Such options and Restricted Stock Awards shall be deemed to have been amended to the effect that any provision which would otherwise terminate such options as a result of the termination of the Employee's employment earlier than as set out herein shall be null and void; and

     (e) The Company shall continue at its cost the Benefits then in effect for the Employee until the earlier of two years from the Termination Date (the "Severance Period") or the Employee obtaining similar benefits through other employment. To the extent the Company is unable to arrange to continue any Benefit, the Company shall pay the Employee a further lump sum amount equal to the cost to the Company of such Benefit during the Severance Period.

The Employee acknowledges and agrees to accept such compensation in full satisfaction of any and all claims of any kind whatsoever that the Employee has or may have against the Company for such termination, including entitlement to reasonable notice, and the Employee agrees to sign and deliver a full and final written release of the Company, as may be requested by counsel for the Company, of all such claims in return for payment of the cash portions of the Termination Compensation.

4.3     TERMINATION  FOR CAUSE.  The Company may terminate the Employment of the
        ----------------------   ---
Employee and this Agreement for just cause at any time on written notice to the Employee. The date of termination will be the date specified in the written notice and may be, in the sole discretion of the Company, the same day the notice is given to the Employee, or such later date as the Company may decide. In such event the Employee shall not be entitled to any compensation, but shall be entitled to receive his Annual Salary and vacation pay earned to the date of termination of his employment and reimbursement for any expenses incurred prior thereto.

4.4     TERMINATION  AFTER  A  CHANGE  OF  CONTROL.  This  section shall operate
        ------------------------------------------
notwithstanding any other provision of this Agreement. During the 12 months following completion of a Change of Control (as defined below), the Employee shall have a special right to resign his employment on two (2) weeks' written notice for any reason and the Company will pay to the Employee the compensation set out in this section.

In  the  event:

     (a)  the  Employee  resigns  under  this  section;  or

     (b) the Company terminates the Employee's employment without cause within 12 months following completion of a Change of Control,

on the fifth (5th) business day following the earlier of the last day of the specified notice of resignation or termination and the date the Employee actually ceases his employment with the Company (the "COC Termination Date"), the Company shall provide the Employee with compensation which shall consist of the following:

     (a) Annual Salary and vacation pay earned to the COC Termination Date and reimbursement for any expenses incurred prior thereto;

     (b) a lump sum amount equal to three times the Employee's Annual Salary at the COC Termination Date; and

     (c) a lump sum amount equal to three times the Employee's average Annual Bonus for the two preceding years, provided that if the Employee has not completed two bonus years, an amount equal to 50% of the Employee's Annual Salary shall be the deemed Annual Bonus amount for all missing bonus years for the purposes of this calculation;

     (d) notwithstanding the provisions of any other plan or agreement, all of the Employee's options and Restricted Stock Awards not yet vested or issued shall vest or be issued effective on the COC Termination Date and shall remain in full force and effect in accordance with the original terms thereof. Such options shall be deemed to have been amended to the effect that any provision which would otherwise terminate such options as a result of the termination of the Employee's employment earlier than as set out herein shall be null and void; and

     (e) the Company shall continue at its cost the Benefits then in effect for the Employee until the earlier of three years from the COC Termination Date (the "COC Severance Period") or the Employee obtaining similar benefits through other employment. To the extent the Company is unable to arrange to continue any Benefit, the Company shall pay the Employee a further lump sum amount equal to the cost to the Company of such Benefit during the COC Severance Period;

          (the  "Change  of  Control  Compensation").

The Employee acknowledges and agrees to accept such compensation in full satisfaction of any and all claims the Employee has or may have against the Company for such termination, including entitlement to reasonable notice. For greater certainty, in the event that the Company terminates the Employee's employment without cause under this section, the Employee is entitled to the

Change of Control Compensation in place of the Termination Compensation. The Employee shall sign and deliver a full and final release of the Company of all such claims in return for payment of the cash portions of the Change of Control Compensation above.

4.5     CHANGE  OF CONTROL DEFINED.  For all purposes of this Agreement, "Change
        --------------------------
of  Control"  means:

     (a) the acquisition, directly or indirectly, by any person or group of persons acting jointly or in concert, as such terms are defined in the Securities Act, British Columbia, other than persons controlled or beneficially owned by the Employee, of common shares of the Company which, when added to all other common shares of the Company at the time held directly or indirectly by such person or persons acting jointly or in concert, totals for the first time 20% of the outstanding common shares of the Company at a time when the Employee controls or beneficially owns, directly or indirectly, less than 50% of the outstanding common shares of the Company; or

     (b) the removal, by extraordinary resolution of the shareholders of the Company, of more than 33% of the then incumbent directors of the Company, or the election of a majority of directors to the Board who were not nominees of the Company's incumbent Board at the time immediately preceding such election; or

     (c) consummation of a sale of all or substantially all of the assets of the Company; or

     (d) the consummation of a reorganization, plan of arrangement, merger or other transaction which has substantially the same effect as (a) through (c) above.

4.6     GOOD  CAUSE  DEFINED.  As used herein, "Good Cause" means the occurrence
        --------------------
of  one  of the following events without the Employee's express written consent:

     (a) the assignment by the Company of any substantial new duties inconsistent with the Employee's positions, duties, responsibilities and status with the Company immediately prior to such change in assigned duties;

     (b)  a  material  reduction  in  the  Employee's responsibilities or title;

     (c)  a  reduction  of  the  Employee's  Annual  Salary;

     (d) a change in the principal executive office of the Company to a location more than 20 kilometres from the then-current location of the principal executive office of the Company;

     (e) any requirement by the Company that the Employee relocate his place of residence;

     (f) the failure by the Company to continue in effect, or a material change in the terms of Employee's participation under any bonus or incentive plan, including the Annual Bonus, or any Benefits plan (collectively, the "Existing Plans"), the effect of which would be to materially reduce the total value, in the aggregate, of the Employee's benefits under the Existing Plans, or any reduction by the Company of the number of paid vacation days to which the Employee is entitled; or

     (g) any other circumstances which would constitute a constructive dismissal at common law.

4.7     NO  MITIGATION.  The  Employee  shall  not  be  required to mitigate the
        --------------
amount of any payments provided for under any paragraph of this section 4 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this section be reduced by any compensation earned by the Employee as the result of employment income earned after the date of termination, or otherwise.

4.8     RETURN  OF PROPERTY.  On the cessation of his employment for any reason,
        -------------------
the Employee shall deliver to the Company within five (5) business days all documents, financial statements, records, plans, drawings and papers of every nature, and in any form or format, in any way relating to the affairs of the Company and its subsidiaries or affiliated companies, including any containing Confidential Information, which are in his possession or under his control and to delete any electronic copies of such documents or information from any personal computers and other personal devices in his possession or control.

5.      SUCCESSORS  OR  ASSIGNS

5.1     SUCCESSORS.  This Agreement shall enure to the benefit of and be binding
        ----------
upon and shall be enforceable by the Company and the successors and assigns of the Company. The Company shall require any successor (whether direct or indirect, by purchase, amalgamation, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume liability, jointly and severally with the Company for the performance by the Company of its obligations under this Agreement. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and in addition to all other remedies available to the Employee, the Employee shall be entitled to deliver a notice of resignation under section 4.4 at any time within the twelve-month period following such succession and to receive the Change of Control Compensation and to exercise the rights in such section accordingly.

5.2     ASSIGNMENT.  The  Company  shall  be  entitled  to assign this agreement
        ----------
without the Employee's consent to any affiliate of the Company (as defined in the British Columbia Business Corporations Act) on written notice to the Employee, provided there is no material change to the Employee's terms of employment. The Company shall remain jointly and severally liable to the Employee with such assignee. The Employee may not assign this Agreement or any rights or entitlements hereunder.

5.3     BENEFIT BINDING.  This Agreement shall enure to the benefit of, shall be
        ---------------
binding upon, and shall be enforceable by the Employee's legal representatives, executors, administrator, successors, heirs, distributees, devisees and legatees.

6.      MISCELLANEOUS

6.1     APPLICABLE  LAWS  AND  ATTORNMENT.  This Agreement and the employment of
        ---------------------------------
the Employee shall be governed, interpreted, construed and enforced according to the laws of the Province of British Columbia and the laws of Canada applicable therein. The parties agree that all disputes and claims arising out of this

Agreement or otherwise relating to or arising out of the Employee's employment with the Company shall be brought exclusively in the courts of British Columbia, to which the parties hereby irrevocably attorn, except that the Company may commence legal proceedings in respect of any alleged breach of obligation of the Employee arising after termination of his employment in any court or tribunal of competent jurisdiction.

6.2     TIME.  Time  shall  be  of  the  essence  of  this  Agreement.
        ----

6.3     LEGAL  FEES.  In any proceeding contesting or disputing any termination,
        -----------
or in seeking to obtain or enforce any right or benefit provided by this Agreement, the prevailing party shall be entitled to payment for all reasonable legal fees and expenses actually incurred in any such proceeding.

6.4     ENTIRE  AGREEMENT.  This  Agreement and any documents referred to herein
        -----------------
as forming part of it represent the entire Agreement between the Employee and the Company concerning the subject matter hereof and supersede any previous oral or written communications, representations, understandings or agreements with the Company or any officer or agent thereof. This Agreement may only be amended or modified in writing signed by the parties.

6.5     NOTICES.  Any notice, acceptance or other document required or permitted
        -------
hereunder shall be considered and deemed to have been duly given if delivered by hand or delivered to the party for whom it is intended at the party's address above or to such other address as the party may specify in writing to the other and shall be deemed to have been received if delivered, on the date of delivery.

6.6     WAIVER.  The waiver by the Employee or by the Company of a breach of any
        ------
provision of this Agreement by the Company or by the Employee shall not operate or be construed as a waiver of any subsequent breach by the Company or by the Employee.

6.7     CURRENCY.  All  monetary  amounts  herein  are  in  U.S.  dollars unless
        --------
expressly  stated  otherwise.

6.8     INDEPENDENT  LEGAL ADVICE.  The Employee and the Company acknowledge and
        -------------------------
agree that they have each obtained or had the opportunity to obtain independent legal advice in respect of this Agreement.

6.9     COUNTERPARTS.  This  Agreement  may  be  signed  in  counterparts  and
        ------------
delivered  by  fax  or  PDF  image  by  the  parties.

 IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS AGREEMENT ON MAY 1ST, 2006.

The Corporate Seal of BATTLE MOUNTAIN      )
GOLD EXPLORATION CORP. was hereunto        )
affixed in the presence of:                )
                                           )
-------------------------------------      )
Authorized Signatory                   )             c/s
                                           )
-------------------------------------      )
Authorized Signatory                       )
                                           )
                                           )

SIGNED, SEALED AND DELIVERED by David      )
Atkinson in the presence of:               )
                                           )
-------------------------------------      )
Name                                       )
                                           )
-------------------------------------      )
Address                                    )
                                           )
-------------------------------------  ) -----------------------------
Occupation                                    DAVID ATKINSON
                                                 )
                                                 )
                                                 )

                                  SCHEDULE "A"

                             KEY COMPENSATION TERMS

SALARY:     US$125,000 OR CAD $137,500
BENEFITS:   -  Payment of MSP Premiums for the Employee and his family

            - Extended Family Medical, Family Dental, Term Life and Disability insurance

VACATION:     4 WEEKS

                                  SCHEDULE "B"

                               ANNUAL BONUS TERMS

   The Employee shall be entitled to receive an Annual Bonus in respect of each twelve months of his employment from the Effective Date (the "Bonus Year") as follows:

Company's Total           Company's Total
Market Capitalization     Market                    X  .01% = Annual
on the last trading     - Capitalization on         Bonus
day of the Bonus Year     the first trading
                          day of Bonus Year


The Company's Total Market Capitalization on any given date shall be calculated by multiplying the average closing trading price of the Company's common stock on the OTC Bulletin Board in the 10 trading days preceding that date by the average number of common shares of the Company outstanding during that period.
           The bonus is limited to a maximum of $50,000.00 per year.

 In the event the Employee's employment ceases during a Bonus Year, other than by reason of termination for just cause, the Employee shall be entitled to receive, in addition to any other compensation payable under this Agreement, a pro-rated Annual Bonus for that part of a Bonus Year calculated using the average closing trading price for the Company's common stock on the OTC Bulletin Board in the 10 trading days preceding the cessation of the Employee's employment.

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